                                                                PRELIMINARY COPY
                   LIGHTHOUSE LANDINGS, INC. ANNUAL MEETING
                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           LIGHTHOUSE LANDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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

                                                                   July 26, 2000

To Our Shareholders:

  You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of Lighthouse Landings, Inc. (the "Company") to be held at the Park Avenue Club, 184 Park Avenue, Florham Park, New Jersey 07932, on Monday, August 21, 2000 at 10:00 a.m. local time.

  The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

  Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

  WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                          Sincerely,

                                          Anthony Cappaze,
                                          Chairman of the Board and
                                          Chief Executive Officer

                           LIGHTHOUSE LANDINGS, INC.

                        195 Fairfield Avenue, Suite 3C
                        West Caldwell, New Jersey 07006
                                (973) 228-2901

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 21, 2000


                                                                  July 26, 2000

To the Shareholders of Lighthouse Landings, Inc.;

  The Annual Meeting of Shareholders (the "Meeting") of Lighthouse Landings, Inc., a New Jersey corporation (the "Company") will be held at the Park Avenue Club, 184 Park Avenue, Florham Park, New Jersey 07932, on Monday, August 21, 2000, at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

    1. Elect four directors to staggered terms expiring over the next three years or until their successors are elected and qualify.

    2. Adopt an amendment to Article FIRST of the Company's Certificate of Incorporation to change the name of the Company to: LIGHTHOUSE FAST FERRY, INC.

    3. Adopt an amendment to Article FOURTH of the Company's Certificate of Incorporation to authorize 10,000,000 shares of $0.01 par value Preferred Stock, to increase the number of authorized shares of Common Stock from 10,000,000 shares to 40,000,000 shares, and to provide the Board of Directors with full authority to make divisions of shares into classes and into series within any class or classes, to determine the designations and the number of shares of any class or classes, and to determine the relative rights, preferences and limitations of the shares of any class or series as the Board of Directors believes is appropriate.

    4. Adopt the proposed 2000 Employee Stock Option Plan adopted by the Board of Directors on March 10, 2000.

    5. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

  The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Tuesday, July 25, 2000 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

  You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

  EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Anthony Cappaze,
                                          Chairman of the Board and Chief
                                           Executive Officer

                           LIGHTHOUSE LANDINGS, INC.

                        195 Fairfield Avenue, Suite 3C
                        West Caldwell, New Jersey 07006
                                (973) 228-2901

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 21, 2000


                                                                  July 26, 2000

To Our Shareholders:

  This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Lighthouse Landings, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Park Avenue Club, 184 Park Avenue, Florham Park, New Jersey 07932 on Monday, August 21, 2000, at 10:00 am local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about July 26, 2000.

                              GENERAL INFORMATION

Solicitation

  The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

  Holders of shares of Lighthouse Landings, Inc. common stock, $0.01 par value (the "Common Stock"), at the close of business on Tuesday, July 25, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the
Record Date,        shares of Common Stock were outstanding. Holders of Common
Stock are entitled to one vote per share.

  The presence, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

  As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or
(ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

  The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required to approve Proposals Two, Three and Four. As to these proposals, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. These proposals shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to each matter.

  The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a New Jersey corporation have the right to dissent under the New Jersey Business Corporation Act.

Voting and Revocability of Proxies

  Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Thursday, August 17, 2000 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein; "FOR" adoption of the amendment to Article FIRST of the Certificate of Incorporation of the Company as described herein; "FOR" adoption of the amendment to Article FOURTH of the Certificate of Incorporation of the Company as described herein; and "FOR" adoption of the 2000 Employee Stock Option Plan. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

  The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following tables sets forth the beneficial ownership of the Company's Common Stock as of June 12, 2000 by each Director and each Executive Officer of the Company, by all Directors and Executive Officers as a group, and sets forth the number of shares of Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of Common Stock.

                                                        Amount and
                                                        Nature of     Percent of
     Name and Address of                                Beneficial      Common
      Beneficial Owner                                  Ownership       Stock
     -------------------                                ----------    ----------
Anthony Cappaze........................................ 1,509,850(1)     23.1%
 195 Fairfield Avenue, Suite 3C
 West Caldwell, NJ 07006
 Chairman and CEO

Anthony Colasanti......................................   390,000(2)      6.0%
 195 Fairfield Avenue, Suite 3C
 West Caldwell, NJ 07006
 Vice President, Secretary, General
 Counsel and Director

Francis P. Matusek..................................... 1,050,400(3)     17.1%
 186 Highway 34
 Matawan, New Jersey 07747
 Director

Gregory J. Hauke.......................................    26,500           *
 195 Fairfield Avenue, Suite 3C
 West Caldwell, NJ 07006
 Director

Ray Wright.............................................   150,000(4)      2.4%
 One Springfield Avenue
 Summit NJ 07901
 Former Treasurer

John Ferreira, Jr. ....................................         0           *
 195 Fairfield Avenue, Suite 3C
 West Caldwell, NJ 07006
 Chief Financial Officer

All current directors and executive                     2,976,750(5)     43.2%
 officers as a group (five persons)....................

--------
*  Less than one percent.
(1) Includes 718,700 shares owned by Cappaze Associates, L.P., of which Mr. Cappaze is the General Partner; 78,000 shares owned by Elchanan Dulitz FBO Ashley North Ave. Inc., to which Mr. Cappaze pledged stock to secure a loan to the Company; 15,000 shares owned by Mr. Cappaze's spouse; options to acquire 200,000 shares at $1.75 per share until 6/11/2002; warrants to purchase 100,000 shares at $1.25 per share until 10/27/2001; and warrants to purchase 100,000 shares at $1.00 per share until January 2003. Does not include options to acquire 200,000 shares at $1.00 per share until 1/1/07, which are not exercisable before 1/1/02.
(2) Includes options to acquire 100,000 shares at $1.50 per share until 12/20/01; warrants to purchase 100,000 shares at $1.25 per share until 10/27/2001; warrants to purchase 100,000 shares at $1.00 per share until January 2003, and warrants to purchase 50,000 shares at $1.00 per share until January 2002. Does not include options to acquire 100,000 shares at $1.00 per share until 1/1/07, which are not exercisable before 1/1/02.
(3) Includes 710,000 shares owned by Sun-Rize Ferry Service, L.P., of which Mr. Matusek is the General Partner; and 2,250 shares owned by Mr. Matusek's spouse.

(4) Includes options to acquire 100,000 shares at $1.00 per share until 12/04. Raymond F. Wright tendered his resignation as Treasurer, effective 03/15/00.
(5) Includes footnotes 1 through 3.

 Other Owners.

  To the knowledge of the Directors and Executive Officers of the Company, as of June 12, 2000, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth in the preceding table or the following table:

                                                        Amount and
                                                        Nature of     Percent of
   Name and Address of                                  Beneficial      Common
    Beneficial Owner                                    Ownership       Stock
   -------------------                                  ----------    ----------
Michael Lauer.......................................... 2,250,000(2)     32.7%
 c/o Kaya Flamboyan 9
 Curacao Netherlands Antilles

--------
(1) Mr. Lauer is Managing Director of Lancer Offshore, Inc., The Viator Fund Ltd. and The Orbitor Fund. This total includes 500,000 shares beneficially owned by Lancer Offshore, Inc.; 625,000 shares and 750,000 warrants beneficially owned by The Viator Fund, Ltd.; 125,000 shares owned by The Orbitor Fund; and 250,000 shares beneficially owned directly by Mr. Lauer.

  Management is not aware of any arrangements or agreements pledging securities which could in the future result in a change of control of the Company.

                                  MANAGEMENT

  Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

  The following table sets forth the names and ages of all executive officers and directors whose terms will not expire prior to the Annual Meeting, and all persons nominated to serve as directors and the positions and offices that each person hold with the Company:

         Name               Age                     Position
         ----               ---                     --------
   Anthony Cappaze.........  56 Chief Executive Officer and Chairman of the Board

   Anthony T. Colasanti....  57 Vice President, Secretary, Director

   Frank P. Matusek........  48 Director

   Gregory J. Hauke........  50 Director

   John Ferreira, Jr.......  37 Chief Financial Officer

  Anthony Cappaze has served as Chairman of the Board and Chief Executive Officer of the Company since its inception. He has served as president of Trinity Group, an investment advisory company, since 1998. From 1983 to 1998, he was Regional Manager, New York and New Jersey, for Northern Telecom. Prior to that, from 1975 to 1983, he served as Eastern U.S. Regional Vice President, Computer Marketing and Sales, at United Telecom. He attended Minnesota State University from 1963 to 1964.

  Anthony Colasanti is Vice President, Secretary, General Counsel and Director of the Company. He has served as Director of the Company and General Counsel since 1996. He was elected by the Board to serve as Corporate Secretary beginning January 1, 1999. He assists the Company as an independent contractor in areas of planning, organizing, leading and controlling, as well as raising substantial capital. Mr. Colasanti is a partner in the law firm of Colasanti and Scott and is licensed to practice law in New Jersey and Florida. He has engaged in the general practice of law in New Jersey since 1967, with an emphasis on commercial transactional matters and commercial litigation. From 1987 to 1991, he served as a director for Newton Savings Bank, a New Jersey savings and loan institution. He received his B.S. in Economics from St. Peter's College in 1964 and his LLB (Law) from Seton Hall University in 1967.

  Francis P. Matusek has served as Director of the Company since its inception and was an officer of the Company from inception to January 1999. Since 1974, Mr. Matusek, a Certified Public Accountant, has been engaged in independent accounting and tax consulting through his company Matusek & Company. He received his B.S. in Accounting from the University of South Carolina in 1972.

  John Ferreira, Jr. joined the Company on May 1, 2000 as its Chief Financial Officer. Previously, from November 1995 to April 2000, Mr. Ferreira served as Corporate Controller of ESC Sharplan Medical Systems, North American Operations. His responsibilities included all accounting practices and policies, financial and management reporting, internal controls, treasury and finance activities, information technology and human resources. From August 1994 to November 1995, Mr. Ferreira was employed as a Senior Financial and Operating Analyst for Volvo Car Finance (a GE Capital joint venture). Mr. Ferreira was a General and Lease Accounting Manager for Tricon Capital Corporation, a subsidiary of Bell Atlantic Capital Corporation, from July 1989 to November 1994, and employed by PriceWaterhouseCoopers (formerly Coopers & Lyband) from September 1985 to June 1989. Mr. Ferreira holds a Bachelor of Science degree from Seton Hall University and is a member of both the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

  Gregory J. Hauke was appointed as a Director of the Company on June 1, 2000. Mr. Hauke has served as President of Hauke Realty Inc. since 1985 and has served as Chief Financial Officer of Phoenix Funding since 1996. Mr. Hauke also serves as Managing Partner of several real estate partnerships and is formerly of the accounting firm of Arthur Anderson & Company. Mr. Hauke received his B.S. in Business Administration from Seton Hall University and his MBA from Fairleigh Dickinson University.

 Meetings of the Board and Committees

  The Company's Board of Directors held eleven meetings during the Company's fiscal year ended December 31, 1999. Such meetings consisted of consent Directors' minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone.

  There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

  Directors of the Company are paid $500 per meeting for their services as such. Furthermore, the directors are reimbursed for all expenses incurred by them in attending board meetings.

 Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended December 31, 1999, and as of June 12, 2000 there were no Directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5 other than Mr. Ferreira, Mr. Hauke, The Viator Fund Ltd. and Michael Lauer who all failed to timely file Forms 3.

 Committees

  The Board of Directors currently serves as the Audit Committee. The Board of Directors has not yet adopted a written charter of the Audit Committee.

                            EXECUTIVE COMPENSATION

 Compensation and other Benefits of Executive Officers.

  The following table sets out the compensation received for the fiscal years ended April 30, 1997 and 1998, and December 31, 1999 in respect to each of the individuals who were the Company's chief executive officer at any time during the last fiscal year and the Company's four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE


                 Fiscal Year Compensation                            Long Term Compensation
                 ------------------------                            ----------------------
                                                             Awards                     Payouts
                                                           -----------            --------------------
                                                                       Restricted
                                                           Securities  Shares or
                                                 Other        under    Restricted  LTIP    All other
   Name and Principal         Salary(1) Bonus    Annual    Option/SARs   Share    Payouts Compensation
        Position         Year    ($)     ($)  Compensation   Granted     Units      ($)       ($)
   ------------------    ---- --------- ----- ------------ ----------- ---------- ------- ------------
Anthony Cappaze/........ 1999  100,000     0        0        200,000        0         0      5,700
 Chairman and CEO        1998   75,000     0        0              0        0         0          0
                         1997   75,000     0        0              0        0         0          0

--------
(1) The base compensation is recorded and accrued, but payment is deferred in the interest of optimizing the Company's cash flow.

 Agreements with Management.

  The Company had employment agreements with Messrs. Cappaze and Matusek that provide for annual salaries of $75,000 each through April 30, 1998 and $100,000 each, thereafter. Mr. Cappaze and Mr. Colasanti signed new employment agreements in January 2000, and Mr. Matusek's agreement ended March 31, 1999. Mr. Cappaze and Mr. Matusek have deferred a significant portion of their compensation under these agreements. This deferred compensation carries an interest rate of 4% per annum. As of December 31, 1999, the total deferred compensation, including interest due, was $449,541.

  The Company entered into an employment agreement with John Ferreira on April 30, 2000. For the period from May 1, 2000 to December 31, 2000, Mr. Ferreira will receive a salary at the rate of $100,000 per annum. Beginning January 1, 2001, Mr. Ferreira's salary will be $125,000 per year.

                           OPTION GRANTS TO OFFICERS
                         Fiscal Year End Option Values

  The following table sets out the stock options granted by the Company during the previous fiscal year to the Named Executive Officers of the Company. The following amounts include options that were granted prior to the previous fiscal year but were repriced during that year.

                      OPTION/SAR GRANTS IN PREVIOUS YEAR
                               INDIVIDUAL GAINS

                          Number of    % of Total
                          Securities  Options/SARs Exercise
                          Underlying   Granted to  or Base  Market Price
                         Options/SARs Employees in  Price    on Date of  Expiration
    Name                  Granted(#)  Fiscal Year   ($/Sh)     Grant        Date
    ----                 ------------ ------------ -------- ------------ ----------
Anthony Cappaze.........   200,000        48%       $1.75      $1.75      06/11/02
Anthony Colasanti.......   100,000        24%       $1.50      $1.50      12/20/01

 Aggregated Option/SAR Exercised in Last Financial Year and Fiscal Year-End Option/SAR Values.

  None.

 Compensation of Directors.

  Directors of the Company are paid $500 per meeting for their services as such. Furthermore, the directors are reimbursed for all expenses incurred by them in attending board meetings.

 Benefit Plans.

  The Company currently has no retirement, pension, profit-sharing or insurance or medical reimbursement plans covering its officers and directors, but does contemplate implementing group health, term life insurance and 401(k) plans once additional full-time management employees are hired. In October 1998, the Company acquired 80% if the issued and outstanding shares of the capital stock of Fast Ferry Holding Corporation, a New York corporation, and its wholly owned subsidiaries, Fast Ferry I Corporation, Fast Ferry II Corporation and New York Fast Ferry Services, Inc., all New York corporations (collectively "NY Fast Ferry"). The NY Fast Ferry group has a group medical health plan and a 401(k) plan for its employees.

Transactions with Management and Others and Certain Business Relationships

  In June 1999 Anthony Cappaze, an officer and director of the Company, was granted options to purchase 200,000 shares of common stock exercisable at $1.75 per share for three years. In October 1999, Mr. Cappaze was granted warrants to purchase 100,000 shares of common stock at $1.00 per share for two years. Mr. Cappaze signed a new Employment Agreement as of January 2000, which provides that he receives warrants for the purchase of 100,000 shares of common stock at $1.00 per share for three years and options, which expire on 1/1/07, to acquire 200,000 shares of common stock at $1.00 per share, of which options for 100,000 shares are not exercisable until 1/1/02 and the remainder are exercisable beginning 1/1/03. In January 2000, the Board of Directors voted to issue 120,000 shares to Mr. Cappaze in lieu of outstanding salary for 1996 and 1997 of $102,000.

  Anthony Colasanti, an officer and director of the Company, also serves as general legal counsel for the Company. Mr. Colasanti's law firm, Colasanti & Scott, LLP, was paid approximately $5,000 in 1997, approximately $10,000 in 1998 and approximately $30,000 in 1999 by the Company for legal services rendered by his firm to the Company.

  Mr. Colasanti also received as an annual retainer for consulting services, 10,000 shares of common stock in May 1997 and 10,000 shares in May 1998. He received 25,000 shares in May 1999 for legal services in negotiating and closing a loan for the Company. In December 1999, Mr. Colasanti was granted an option to purchase 100,000 shares of common stock at $1.50 per share for two years. In October 1999, Mr. Colasanti was granted warrants to purchase 100,000 shares of common stock at $1.25 per share for two years. Mr. Colasanti signed an employment agreement as of January 2000, which provides that he receives warrants for the purchase of 50,000 shares of common stock at $1.00 per share for three years and options, which expire on 1/1/07, for 100,000 shares of common stock at $1.00 per share, of which 50% are exercisable commencing 1/1/02, and the remainder beginning 1/1/03. In January 2000, Mr. Colasanti was also granted warrants for the purchase of 50,000 shares of common stock at $1.00 per share for two years. These warrants were granted to Mr. Colasanti for services rendered in raising capital for the Company.

  In January 2000, the Board of Directors voted to issue 12,500 shares to Mr. Colasanti in lieu of outstanding salary. Mr. Colasanti directed the Company to issue the 12,500 shares to several individuals as gifts from Mr. Colasanti. Of the 12,500 shares, Mr. Colasanti gave 2,500 shares to each of two of his adult sons. Neither of these sons live in Mr. Colasanti's household, and none of the other individuals are related to Mr. Colasanti or reside in his household. Mr. Colasanti does not beneficially own the 12,500 shares as he does not have or share voting or investment power with respect to the 12,500 shares.

  In January 2000, the Board of Directors voted to issue 120,000 shares to Francis Matusek, a director and officer of the Company, in lieu of outstanding compensation of $102,000.

  In October 1999, the Company issued an aggregate of 1,250,000 shares to Michael Lauer, Lancer Offshore, Inc. and The Viator Fund, Ltd., all accredited investors, for gross proceeds of $1,250,000 or $1.00 per share. Mr. Lauer is Managing Director of Lancer Offshore Inc. and The Viator Fund, Ltd. The Viator Fund, Ltd. also received warrants to purchase an aggregate of 750,000 shares of common stock exercisable at $1.25 per share until December 31, 2002. A finder's fee was paid to a third company on this portion of the offering in the amount of $125,000 and warrants to acquire 75,000 shares of common stock exercisable at $1.25 per share for five years.

  In March 2000, the Company issued 125,000 shares to The Viator Fund and 125,000 shares to The Orbitor Fund, also controlled by Mr. Lauer in consideration of a $100,000 bridge loan to the Company.

  Other than the transactions stated herein, none of the directors or executive officers of the Company, nor any 5% owner of the Company, has been involved in any transaction with the Company exceeding $60,000 that has occurred in the last two years.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

  The Board of Directors is nominating the four current Directors for reelection. The number of Directors on the Company's Board of Directors has been established by the Bylaws of the Company as no fewer than one nor more than twenty-one directors. The Company's Bylaws provide that the Board of Directors be divided into three groups, A, B and C, each group to be as nearly equal in number as possible. The terms of office of Directors of group A are to expire at the first annual meeting of shareholders after their election, the terms of office of group B are to expire at the second annual meeting after their election, and the terms of office of group C are to expire at the third annual meeting after their election. Thereafter, each Director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such Director was elected. The terms of all the current Directors expire at the Meeting. At the Meeting, Directors will be elected to staggered terms expiring over the next three years or until their successors are elected and qualify.

Nominees for Election of Directors

  The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the four nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Anthony Cappaze will hold office in group C for a term of three years, Anthony
T. Colasanti will hold office in group B for a term of two years and Francis
P. Matusek and Gregory J. Hauke will each hold office in group A for a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

  The Board of Directors recommends a vote "FOR" the election of Messrs. Cappaze, Colasanti, Matusek and Hauke to the Board of Directors. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

                                 PROPOSAL TWO
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

  The Board of Directors of the Company has approved an amendment to the Company's Certificate of Incorporation to change the name of the Company to LIGHTHOUSE FAST FERRY, INC.

Background and Discussion of Proposed Amendment:

  The Board of Directors believes that the change in corporate name to "LIGHTHOUSE FAST FERRY, INC." will better reflect the scope of the business of the Company while allowing members of the general public to continue to distinctively identify the Company. The primary business of the Company is the operation of existing fast ferry services and the development of new routes. If the proposed amendment to the Company's Certificate of Incorporation is approved by the shareholders of the Company and is not abandoned by the Board of Directors, such amendment will become effective when a Certificate of Amendment to the Company's Certificate of Incorporation, as amended, is filed for record with the Secretary of State of New Jersey.

Vote Required and Recommendation of Board

  Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Certificate of Incorporation.

         PROPOSAL THREE: AMENDMENT TO THE CERTIFICATE OF INCORPORATION
          TO AUTHORIZE PREFERRED STOCK AND TO INCREASE THE NUMBER OF
                       SHARES OF AUTHORIZED COMMON STOCK

  The Board of Directors of the Company has approved an amendment to the Company's Certificate of Incorporation to authorize 10,000,000 shares of preferred stock and to increase the number of shares of authorized common stock from 10,000,000 shares to 40,000,000 shares. Further, the Company has approved an amendment to the Company's Certificate of Incorporation to empower the Board of Directors to make preferences and designations of stock.

Background and Discussion of Proposed Amendment

  The Company's presently authorized capital stock consists of 10,000,000 shares of Common Stock, $0.01 par value per share. It is proposed that the Certificate of Incorporation of the Company be amended to authorize a total of 10,000,000 shares of preferred stock with a par value of $0.01 per share ("Preferred Stock") and to increase the number of authorized shares of Common Stock from 10,000,000 shares to 40,000,000 shares. The Preferred Stock could have preference over the Common Stock with respect to the payment of dividends and other possible preferences as would be determined by the Board of Directors of the Company at the time of establishment of a series of Preferred Stock. The holders of the Company's Common Stock do not have preemptive rights under the Certificate of Incorporation to acquire any additional securities of any class or type of the Company.

  Also, as permitted by the New Jersey Business Corporation Act, the Company's Certificate of Incorporation would be amended to empower the Board of Directors to make divisions of shares into classes and into series within any class or classes, to determine the designations and the number of shares of any class or classes, and to determine the relative rights, preferences and limitations of the shares of any class or series as the Board of Directors believes is appropriate. Certain series of the Preferred Stock could have preference over other series of the Preferred Stock and certain series of the Common Stock could have preference over other series of the Common Stock. Among the determinations to be made by the Board of Directors for each issuance of a series of Preferred or Common Stock are:

    a. the stated value of shares constituting a series, if different from the par value;

    b. the rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividend shall accrue;

    c. whether shares may be redeemed and if so, the redemption price and the terms and conditions of redemption;

    d. the amount payable upon shares in the event of involuntary liquidation;

    e. the amount payable upon shares in the event of voluntary liquidation;

    f. sinking fund or other provisions, if any, for the redemption or purchase of shares;

    g. the terms and conditions on which shares may be converted, if the shares of any series are issued with the right of conversion; and

    h. voting powers, if any.

  Such determination would take into account the circumstances pertinent at that time and would be made by resolution of the Board of Directors. Such resolution shall set forth the actions of the Board of Directors and state the designation and number of shares, and the relative rights, preferences and limitations of the shares, of each class and series thereby created or with respect to which it has made a determination or change. Prior to the issuance of any shares of a class or series with respect to which the Board of Directors has acted under this proposed amendment, the Company shall file a Certificate of Amendment to the Company's Certificate of Incorporation setting forth the relevant Board of Directors' resolution and providing for an amendment to the Certificate of Incorporation so that the designation and number of shares of each class and series acted upon in the resolution, and the relative rights, preferences and limitations of each such class and series, are as stated in the resolution.

Reasons for Requesting Authorization of Preferred Stock

  If approved, the authorization of Preferred Stock will provide for such stock to be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of shareholders of the Company will be required, except as provided under the New Jersey Business Corporation Act or the rules of any national securities exchange on which shares of the Company are at the time listed. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of shareholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions.

  The Company may be able to strengthen its financial position by obtaining additional equity investors, in that investors may be willing to invest in the Company's Preferred Stock when they would not otherwise be willing to invest in the Company's Common Stock. If the Company issues Preferred Stock to new investors, this would also increase the Company's net tangible assets due to an increase in assets for the consideration received for the stock without increasing liabilities.

  The Company would also be able to offer Preferred Stock to the Company's other lenders and debt holders in exchange for the extinguishment of outstanding debt. Debt holders that agree to convert their outstanding debt to equity often require that companies issue preferred stock rather than common stock in exchange for relinquishing their debt. When debt holders convert their debt to equity, they often forego a security interest in assets of the company which have been pledged as security for the debt. With preferred stock, the debt holders can retain some preferential rights resembling their former security interest, in that preferred shareholders often have a higher preference than common shareholders for payment upon liquidation of a company. In addition, preferred shareholders are sometimes entitled to dividends in preference to the common shareholders, which debt holders sometime require in lieu of the interest they were collecting on the debt.

  If Proposal Three is approved, the Preferred Stock could be issued at the discretion of the Board of Directors for any lawful corporate purpose without further action by the shareholders. The flexibility afforded by the authority of the Board of Directors to issue shares of Preferred Stock, and to vary features such as dividend rates and conversion rights thereof to meet the exigencies of a particular transaction, will allow the Company advantages in negotiations and flexibility in being able to structure transactions involving the issuance of such stock.

  Anti-Takeover Effects. The authorized but unissued shares of Preferred Stock for which approval is sought could be used by incumbent management to make more difficult a change in control of the Company. Under certain circumstances such shares could be used to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, such shares could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote as a class, either separately or with the holders of Common Stock, upon any proposed merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. For information with respect to the ownership of shares of the Company's voting stock by directors and officers, see "Security Ownership of Certain Beneficial Owners and Management" above.

  The authorization of Preferred Stock might be considered as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or a similar transaction that may not be in the best interest of all of the shareholders, since the issuance of new shares of Preferred Stock could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company. Additionally, Common Stock could be issued diluting the ownership interest of a potential acquirer. Despite such anti-takeover implications, this Proposal is not the result of management's knowledge of any effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

  Dilutive Effects. The issuance of shares of Preferred Stock having conversion rights might have the effect of diluting the interests of other shareholders. In addition, it should be anticipated that any shares of Preferred Stock which may be issued would have dividend and liquidation preferences which would be superior to those of the Common Stock. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company.

  If Proposal Three is approved, the Preferred Stock could be issued at the discretion of the Board of Directors for any lawful corporate purpose without further action by the shareholders. The flexibility afforded by the authority of the Board of Directors to issue shares of Preferred Stock, and to vary features such as dividend rates and conversion rights thereof to meet the exigencies of a particular transaction, will allow the Company advantages in negotiations and flexibility in being able to structure transactions involving the issuance of such stock.

Reason for Requesting Increase in Authorized Common Stock

  The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate supply of authorized unissued shares is available for general corporate needs. Due to the fact that
there were      shares of Common Stock outstanding on the record date and an additional 1,115,000 shares of authorized Common Stock will be reserved for issuance under the 2000 Employee Stock Option Plan if the 2000 Employee Stock Option Plan is approved, fewer authorized shares of Common Stock will be available to meet general corporate needs. The additional authorized shares of Common Stock could be used for such purposes as future stock dividends, stock splits, raising additional capital for the operations of the Company or acquiring other businesses. Except as stated herein, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized. Such shares would be available for future issuance without further action by the shareholders, unless required by the Company's Certificate of Incorporation or Bylaws or by applicable law.

  Anti-Takeover Effects. The issuance of additional shares of Common Stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of Common Stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

  Dilutive Effects. The authorization and subsequent issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. The actual effect on the holders of Common Stock cannot be ascertained until the shares of Common Stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Reason for Requesting the Grant of Authority to the Board of Directors

  If Proposal Three is approved, designations and preferences could be made at the discretion of the Board of Directors for any lawful corporate purpose without further action by the shareholders. The flexibility afforded by the authority of the Board of Directors to make such designations and preferences, and to vary features such as dividend rates and conversion rights thereof to meet the exigencies of a particular transaction, will allow the Company advantages in negotiations and flexibility in being able to structure transactions involving the issuance of such stock.

Vote Required and Recommendation of Board

  Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Certificate of Incorporation.

                                 PROPOSAL FOUR
                  ADOPTION OF 2000 EMPLOYEE STOCK OPTION PLAN

  On March 10, 2000, the Board of Directors of the Company adopted the 2000 Employee Stock Option Plan (the "Plan"), reserving a maximum of 1,115,000 shares of Common Stock to be issued as "Bonuses" or upon the exercise of options ("Options"). The Plan includes: (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified Options which are not intended to qualify as "Incentive Options;" and (iii) shares issuable as compensation.

  Shareholder approval of the Plan is sought to qualify it under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Act"), and thereby render certain transactions under it exempt from certain provisions of Section 16 of the Act, and to permit the issuance of Options which will qualify as Incentive Options pursuant to the Code.

  The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also will help to align the interests of the Company's management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Qualified Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Qualified Options that may be granted reduces the number of Bonuses which may be granted, and vice versa. There is no present intent to issue Options under the Plan to management.

Administration of the Plan

  The Plan is administered by the Committee, which may consist of either (i) a committee appointed by the Company's Board of Directors, or (ii) if no Committee has been appointed, the Company's Board of Directors.

  In addition to determining who will be granted Options or Bonuses, the Committee has the authority and discretion to determine when Options and Bonuses will be granted and the number of Options and Bonuses to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Bonuses and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the Fair Market Value per share. The Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

  The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

  Participants in the Plan may be selected by the Committee from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

  The grant of Options or Bonuses under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Bonuses may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Bonuses or Options.

Adjustment

  In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Bonuses and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Bonuses or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock. Options and Bonuses may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee.

Other Provisions

  The exercise price of any Incentive Option granted under the Plan must be no less than 100% of the "fair market value" of the Company's Common Stock on the date of grant. Any Incentive Stock Option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant. The exercise price of any Non-Qualified Option granted under the Plan must be no less than 80% of the fair market value on the date of grant.

  The exercise price of an Option may be paid in cash, in shares of the Company's Common Stock or other property having a fair market value equal to the exercise price of the Option, or in a combination of cash, shares and property. The Board of Directors shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an Option and shall determine the value of the property received.

Income Tax Consequences of the Plan

  The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options. The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

  Non-Qualified Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

  With respect to Bonuses, generally, a grantee will recognize as ordinary income the fair market value of the Bonuses as of the date of receipt.

Vote Required; Recommendation of the Board of Directors

  The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required for the adoption of Proposal Four.

  The Board of Directors recommends that shareholders vote "FOR" the adoption of the Plan, as it provides a means of compensating management of the Company without utilizing the Company's cash resources. Moreover, the Board of Directors believes that the Plan will better align the interests of the Company's employees, officers, directors, consultants and advisors with the interests of the Company's shareholders by providing for increased share ownership which will provide an additional incentive for those persons to work for the success of the Company and to maximize shareholder value. In addition, the Board of Directors believes that the Plan provides an incentive for those persons to put forth maximum efforts for the Company's success in order to maximize the value of the compensation provided to them through the Bonuses and Options.

                         ANNUAL REPORT TO SHAREHOLDERS

  Included with this Proxy Statement is the Company's 1999 Annual Report on Form 10-KSB/A No. 2 for the fiscal year ended December 31, 1999.

                                 OTHER MATTERS

  Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Representatives of Weinick Sanders Levanthal & Co., LLP, our independent public accountants, are not expected to be present at the Meeting. Representatives of Weinick Sanders Levanthal & Co., LLP will, however, have the opportunity to make a statement to be read at the Meeting if they desire to do so and will be available to respond to appropriate questions submitted to them.

                             SHAREHOLDER PROPOSALS

  Any proposal which a shareholder may desire to present at the 2001 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company no later than March 28, 2001.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Anthony Cappaze,
                                          Chairman of the Board and Chief
                                           Executive Officer

                                PRELIMINARY COPY
                                     PROXY




                           LIGHTHOUSE LANDINGS, INC.
                         195 Fairfield Avenue, Suite 3C
                           West Caldwell, New Jersey
                                 (973) 228-2901

               ANNUAL MEETING OF SHAREHOLDERS -- August 21, 2000

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned shareholder of Lighthouse Landings, Inc. hereby constitutes and appoints Anthony T. Colasanti and Anthony Cappaze, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Park Avenue Club, 184 Park Avenue, Florham Park, New Jersey 07932 on Monday, August 21, 2000, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

 Proposal One: To elect the following four persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

Anthony Cappaze        Group C       For [_]       Withhold Authority to vote [_]
Anthony Colasanti      Group B       For [_]       Withhold Authority to vote [_]
Francis P. Matusek     Group A       For [_]       Withhold Authority to vote [_]
Gregory J. Hauke       Group A       For [_]       Withhold Authority to vote [_]

  Proposal Two: Approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to LIGHTHOUSE FAST FERRY, INC.:

      For [_]                    Against [_]                                         Abstain [_]

  Proposal Three: Approval of an amendment to the Company's Certificate of Incorporation to authorize 10,000,000 shares of $0.01 par value Preferred Stock, to increase the number of authorized shares of $0.01 par value Common Stock from 10,000,000 to 40,000,000 shares, and to provide the Board of Directors with full authority to make divisions of shares into classes and into series within any class or classes, to determine the designations and the number of shares of any class or classes, and to determine the relative rights, preferences and limitations of the shares of any class or series as the Board of Directors believes is appropriate:

      For [_]                    Against [_]                                         Abstain [_]

  Proposal Four: Approval of the 2000 Employee Stock Option Plan, pursuant to which 1,115,000 shares of Common Stock are reserved for issuance as bonuses or upon exercise of stock options which may be granted to employees, officers or directors of, and consultants and advisers to, the Company:

      For [_]                    Against [_]                                         Abstain [_]

  In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

  Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

Date: _____________________


                                    ___________________________________________
                                    Signature(s)


                                    Address if different from that on
                                     envelope:


                                    ___________________________________________
                                    Street Address


                                    ___________________________________________
                                    City, State and Zip Code
Please check if you intend to be present at the meeting: [_]